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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 31, 1997
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                                  HALIS, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                                  0-16288              58-1366235
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


9040 Roswell Road, Suite 470, Atlanta, Georgia                  30350
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code        (770) 641-5555
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         (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 31, 1997 (the "Merger Agreement"), by and among HALIS, Inc. (the "Company"), PhySource Ltd., an Illinois corporation ("PhySource"), PhySource Acquisition Co., a newly-formed Georgia corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and the shareholders of PhySource, on July 31, 1997 (the "Closing Date") the merger of PhySource with and into the Subsidiary (the "Merger") was consummated. Immediately after consummation of the Merger, the corporate name of the Subsidiary was changed to "PhySource Ltd." PhySource is a provider of management services and related services to physician practices. It is anticipated that the Subsidiary will continue Physicians' business of providing information technology and services to the healthcare industry.

         Upon consummation of the Merger, the shareholders of PhySource were issued an aggregate of 1,502,963 shares of the Company's Common Stock in exchange for their shares of PhySource common stock. In connection with the Merger, the Company has also agreed to issue to Mitchell C. Andrews, Mark C. Kendall, Priscilla Lopez and Joseph Maschek, Jr. (shareholders of PhySource) an aggregate of 61,175 shares of Common Stock and options to purchase an aggregate of 37,742 shares of Common Stock in full and complete satisfaction of all deferred compensation and expense advances obligations of PhySource to such persons as of the Closing Date as well as in consideration for the advancement of certain expenses by such persons. The Company further agreed to issue to
(i) Priscilla Lopez and Joseph Maschek, Jr. an aggregate of 27,328 shares of Common Stock in full and complete satisfaction of each of such person's employment agreements with PhySource and (ii) Mitchell C. Andrews, Gerry Forsythe, Walter R. Fawcett (a shareholder of PhySource) and certain affiliated entities of Walter R. Fawcett an aggregate of 1,041,145 shares of Common Stock in full and complete satisfaction of all outstanding debt of PhySource to each such person. In connection with the Merger, the Subsidiary and the Company entered into an employment agreement with Theodore M. Homa, M.D. providing for the employment of Dr. Homa as the Medical Director of the Subsidiary for a term of two years at an annual base salary of $144,000 for the initial 12 months of the Employment Agreement plus incentive compensation determined in accordance with the provisions of the Employment Agreement.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired:

         At the present time, it is impractical to provide the required financial statements for Physicians as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than October 14, 1997 (60 days after this Report is required to be filed).

         (b)     Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the Physicians acquisition as required by
Item 310 of Regulation S-B and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than October 14, 1997 (60 days after this Report is required to be filed).

         (c)     Exhibits:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of July 31, 1997 among HALIS, Inc., PhySource Acquisition Co., PhySource Ltd. and the Shareholders of PhySource Ltd.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HALIS, INC.



                                     By:         /s/ Larry Fisher
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                                        Larry Fisher, Executive Vice President,
                                        Chief Administrative Officer and
                                        Secretary

Dated:   August 11, 1997
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                                 EXHIBIT INDEX


 Exhibit                                                             Sequential
 Number                    Description of Exhibit                    Page No.
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2.1     Agreement and Plan of Merger and Reorganization, dated as
        of July 31, 1997 among HALIS, Inc., PhySource Acquisition
        Co., PhySource Ltd. and the Shareholders of PhySource Ltd.